INVENTORY LOAN AND SECURITY AGREEMENT

THIS AGREEMENT is entered into by and between GENERAL MOTORS ACCEPTANCE CORPORATION ("GMAC") and STARCRAFT AUTOMOTIVE GROUP, INC. ("Manufacturer").

Manufacturer acquires chassis and/or vehicles manufactured by General Motors ("Inventory") for the purpose of upfitting or modifying with special bodies and/or equipment. Manufacturer has requested GMAC, and GMAC agrees, to finance Manufacturer's acquisition of such Inventory subject to the following terms and conditions;

1. Subject to the provisions of this Agreement, GMAC may make advances, upon Manufacturer's request, up to a maximum amount of advances outstanding at any one time not to exceed the amount of ($49,313,000.00) ("Maximum Aggregate Advance") and Manufacturer has, concurrently with the execution of this Agreement, executed and delivered to GMAC a demand promissory note ("Note") in the amount of such Maximum Aggregate Advance. The Note shall bear interest on each advance from the date of each such advance to the date of its repayment, at a rate designated by GMAC from time to time as being then in effect under this Agreement.

     The parties hereto intend to comply with applicable usury law and the Note is to be construed in accordance with this intent. The parties acknowledge that these laws may change from time to time. If acceleration or other events cause the interest contracted for, charged or received to be in excess of the lawful maximum, Manufacturer will receive credits so that the interest will comply with the law and in no event will the interest contracted for, charged or received exceed the legal maximum.

     The amount owed by Manufacturer to GMAC shall at any time be the total aggregate advances made hereunder plus interest and other amounts due hereunder less all repayments thereof to GMAC by Manufacturer.

     If the Maximum Aggregate Advance is increased at any time, Manufacturer will deliver to GMAC a new demand promissory note in the amount of such increase, which demand promissory note shall also bear interest as provided in this Agreement and shall be subject to the provisions of this Agreement.

2. Advances by GMAC must be used exclusively for the purpose of holding or acquiring Inventory as may be acceptable to GMAC. GMAC will advance funds for such purpose in an amount not to exceed the Maximum Aggregate Advance set forth in Paragraph 1, except as provided herein. GMAC may terminate this Agreement or reduce the Maximum Aggregate Advance or suspend advances hereunder (i) in the event of default as defined in Paragraph 5; (ii) if GMAC in its judgment believes that advances are not justified due to changes in Manufacturer's financial condition or other material change in Manufacturer's business; or (iii) if GMAC, in its sole discretion, elects to terminate this Agreement by providing Manufacturer with 90 days prior written notice of such termination. All debts, obligations and remedies existent at the time of any such termination shall continue in effect until discharged subject to the terms of this Agreement.

3. To secure collectively the payment by Manufacturer of the amounts due or to become due hereunder, and all other obligations of Manufacturer to GMAC, now existing or hereafter arising, Manufacturer grants GMAC a security interest in the following property, hereinafter referred to collectively as "Collateral";

     (a) All Inventory and all other inventory now owned or hereafter acquired by Manufacturer, and any replacements, substitutions or accessions, including returns and repossessions;

     (b) All reserves or other accounts of Manufacturer now or hereafter held by GMAC;

     (c) Any amounts due or to become due to Manufacturer from any manufacturer, distributor or other seller of inventory, including, but not limited to factory holdbacks, warranty accounts, rebates, incentives or discounts;

     (d) All proceeds of Collateral described in (a), (b) and (c) above, including, but not limited to, accounts, chattel paper or insurance proceeds.

4. Manufacturer's possession of Inventory shall be for the purpose of upfitting or modifying with special bodies and/or equipment. Manufacturer shall maintain, protect, and secure Collateral and shall not use it illegally, improperly or for hire. GMAC shall at all times have the rights of access to and inspection of all such Collateral and the right to examine Manufacturer's books and records pertaining to Collateral.

     Manufacturer shall insure the Collateral against all risks in such amounts and with a carrier and deductibles acceptable to GMAC. Any such policy shall name GMAC as loss payee and shall be cancelable only upon 30 days prior written notice to GMAC. Manufacturer shall furnish GMAC with proof of such insurance promptly upon request by GMAC. The receipt by GMAC of any insurance proceeds shall not release Manufacturer from payment of its obligations hereunder, except to the extent of such proceeds.

     Manufacturer agrees that as each item of Inventory is sold Manufacturer will immediately remit to GMAC the amount advanced by it or which it became obligated to advance on Manufacturer's behalf, together with accrued interest thereon, and any other charges due GMAC. Should Manufacturer fail to so remit any amount due, it shall immediately account to GMAC for all proceeds of the sale and remit same to GMAC. The remittance of proceeds shall not relieve Manufacturer of its obligation to pay the full amount due on any item of Inventory.

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



     Manufacturer upon the request of GMAC will execute and deliver to GMAC from time to time such supplemental security agreements, financing statements or mortgages together with further documents as may be reasonably requested by GMAC. Such agreements, mortgages or documents shall be in such form as GMAC may in its sole discretion require. GMAC may require Manufacturer to deliver applicable Certificates of Title, Certificates of Origin for a vehicle or other similar documents and GMAC may retain such documents in its possession until the related Inventory is sold and paid for.

     Manufacturer shall keep Collateral free of taxes, liens and encumbrances; and any sum of money that may be paid by GMAC, in its discretion, in release or discharge thereof shall be paid by Manufacturer to GMAC on demand as an additional part of the obligation secured hereunder. Absent GMAC's written consent, Manufacturer shall not mortgage, pledge or borrow upon Collateral and shall not transfer or otherwise dispose of it except as herein provided.

5. An Event of Default shall include the following: (1) a default by Manufacturer in the payment or performance of any obligation hereunder or under any other agreement entered into with GMAC; (2) the institution of a proceeding in bankruptcy, receivership or insolvency by or against Manufacturer or its property; (3) an assignment by Manufacturer for the benefit of creditors; (4) the failure of Manufacturer to maintain, in good standing, its present Approved Converter Program Agreement (5) a tax lien against any of the Manufacturer property; (6) a misrepresentation by Manufacturer for the purpose of obtaining credit or an extension of credit; or (7) a refusal by Manufacturer to furnish financial information to GMAC at reasonable intervals or to permit GMAC to examine Manufacturer's books or records.

6. Upon the occurrence of an Event of Default as set forth in Paragraph 5 above or if said Collateral is in danger of misuse, loss, seizure or confiscation, or if GMAC shall deem itself insecure, GMAC may take immediate possession of Collateral without demand or further notice or without legal process. In furtherance thereof, Manufacturer shall, if GMAC so requests, assemble Collateral and make it available to GMAC at a reasonable, convenient place designated by GMAC. GMAC shall have the right, and Manufacturer hereby authorizes and empowers GMAC, to enter upon the premises wherever Collateral may be and remove same. Manufacturer shall pay all expenses and reimburse GMAC for any expenditures, including reasonable attorney's fees and legal expenses, in connection with GMAC's exercise of any of its rights and remedies under this Agreement. Upon the occurrence of an Event of Default, in addition to the rights specified herein, all the rights and remedies afforded GMAC by applicable law shall apply.

7. Except as otherwise provided or referred to herein, there are no other agreements or understandings, either oral or in writing between the parties affecting this Agreement or relating to any of the subject matters covered by this Agreement. No agreement between GMAC and Manufacturer which relates to matters covered herein, and no change in, addition to (except the filling in of blank lines), or erasure of any printed portion of this Agreement will

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



     be binding unless it is approved in a written agreement executed by a duly authorized representative of each party.

8. This Agreement shall be binding upon the parties' successors and assigns provided, however, that Manufacturer shall have no right of assignment absent prior written consent of GMAC.

9. Any provision hereof prohibited by law shall be ineffective to the extent of such prohibitions without invalidating the remaining provisions hereof.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative this 1st day of February, 1996.

Manufacturer   Starcraft Automotive Group, Inc.   By \s\Michael H. Schoeffler
Address        2703 College Ave.                     ------------------------
               Goshen, INN 46526                  Title Senior Vice President
                                                        ---------------------


               General Motors Acceptance Corporation  By
Address        3930 Edison Lakes Parkway #210           ------------------------
               Mishawaka, IN 46545                    Title
                                                           ---------------------


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



                             DEMAND PROMISSORY NOTE

$49,313,000.00                                                 February 1, 1996
--------------

ON DEMAND FOR VALUE RECEIVED, the undersigned promises to pay to the order of GENERAL MOTORS ACCEPTANCE CORPORATION ("GMAC"), at its offices at 3930 Edison
Lakes Parkway, Suite 210, Mishawaka, IN 46545, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of $49,313,000.00 or the total amount of all advances, less any repayment as described herein, that is owing pursuant to the Inventory Loan and Security
Agreement executed between the undersigned and GMAC dated 02/ /96 (and all amendments and all agreements referred to or incorporated therein, hereinafter referred to as the "Agreement"), together with interest on each advance hereunder from the date of each advance, to the date of repayment thereof, at the rate designated by GMAC from time to time as applicable under the Agreement. Principal and accrued interest hereunder shall be due in accordance with the terms of the Agreement, with interest otherwise payable on the 10th of each month.

Principal and interest of this Note shall be payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of the Note including reasonable attorneys' fees and court costs.

This Note is secured by the Collateral granted to GMAC under and pursuant to the terms of the Agreement, and the occurrence of any Event of Default under the Agreement shall be deemed a default hereunder, and shall entitle the holder hereof to accelerate the maturity of the debt evidenced hereby and have all rights and remedies afforded by law or available under the Agreement.

If, at any time, the interest rate then in effect exceeds the maximum legal rate of interest, the interest payable will be the maximum legal rate.

The undersigned hereby waives valuation and appraisement, presentment, protect and demand, notices of protest, demand and dishonor and nonpayment of this Note, and expressly agrees that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the undersigned.

                                                STARCRAFT AUTOMOTIVE GROUP, INC.


                                                By:\s\Michael H. Schoeffler
                                                   -----------------------------
                                                   Michael H. Schoeffler

                                                Title: Senior Vice President
                                                      --------------------------


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



                               CORPORATE GUARANTY

     To induce General Motors Acceptance Corporation ("GMAC") to extend or continue credit to Starcraft Corp. ("Manufacturer") pursuant to a certain Inventory Loan and Security Agreement as it may be amended from time to time, the undersigned person or persons does hereby unconditionally guarantee the payment of all indebtedness of Manufacturer to GMAC, including any indebtedness arising in connection with the Inventory Loan and Security Agreement, together with all costs, expenses and attorneys' fees incurred by GMAC in connection with any default or Manufacturer.

     Any liability of the undersigned here under shall not be affected by, nor shall it be necessary to procure the consent of the undersigned to give any notice in reference to, any settlement, or variation of terms of any obligation of the Manufacturer, or of a guarantor or any other interested person, by operation of law or otherwise; nor by failure to file, record or register any security document. The undersigned recognized that GMAC may utilize various means of attempting to verify Manufacturer's compliance with its credit terms, including periodic collateral checks and examinations of books and records, and hereby expressly agrees that such steps are for the sole benefit of GMAC and the adequacy of performance of such checks and examinations shall not be considered as a defense to or mitigation of liability hereunder.

     The undersigned does hereby expressly waive and dispense with notice of acceptance of this guaranty notices of non-payment or non-performance, notice of amount of indebtedness outstanding at any time, protests, demands and prosecution of collection foreclosure and possessory remedies. The undersigned hereby waives any right to require GMAC to (i) proceed against other persons or

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Manufacturer,  (ii)  advise the  undersigned  of the  results of any  collateral checks or examinations, (iii) require Manufacturer to comply with its agreement with GMAC, or (iv) proceed against Manufacturer or proceed against or exhaust any security.

     This is a continuing guaranty and shall remain in full force and effect until forty-eight (48) hours after receipt by GMAC, at this office designated below, of written notice by the undersigned terminating or modifying same; provided, however, that such notice shall not operate to release the undersigned from liability hereunder with respect to any obligations incurred prior to the effective date of such notice.

     GMAC has made no promises to Manufacturer or the undersigned to induce execution of this Guaranty and there are not other agreements or understandings, wither oral or in writing, between GMAC and the undersigned affecting this Guaranty.

     The obligation of all parties signing this guaranty, where more than one, shall be joint and several.

     This guaranty may not be changed orally and shall bind and inure to the benefit of the heirs, administrators, successors and assigns of the undersigned and GMAC, respectively. If any part of this guaranty is not valid or enforceable according to applicable law, all other parts will remain enforceable.

     The undersigned represents to GMAC that is entering into this Guaranty for a good and valid business reasons and that it is beneficial to the business of the undersigned that GMAC extend credit to the Manufacturer pursuant to the Inventory Loan and Security Agreement as it may be amended from time to time.

Witness BeverlyAnn M. Lochmandy      Guarantor \s\ Michael H. Schoeffler
        ----------------------                ----------------------------------
                                                Starcraft Automotive Group, Inc.

                                     Address    2703 College Avenue
                                                Goshen, IN 46526

                                     Address    -------------------------------

STATE OF INDIANA

COUNTY OF ELKHART

         On this 1st day of February, 1996, before me personally came and appeared Michael H. Schoeffler to me known and known by me to be (one of) the person(s) described in and who executed this instrument and acknowledged that
(t)he(y) executed the same as Guarantors.

                                        \s\Kim A. Stanley
                                        ----------------------------------------
                                        Kim A. Stanley, Notary Public in
                                        and for Noble County.

                                        My commission expires: August 30, 1997
                                                              ------------------

                                       -8-